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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 3, 2001





                         UNITED FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)













               Florida                    005-55641            59-2156002
   (State or Other Jurisdiction of  (Commission File Number) (IRS Employer
    Incorporation or Organization)                           Identification No.)

                        333 Third Avenue North, Suite 200
                       St. Petersburg, Florida 33701-3346
                    (Address of Principal Executive Offices)

                                 (727) 898-2265
                (Issuer's Telephone Number, Including Area Code)



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Item 5.  Other Events



United Financial announced today that its Board of Directors has authorized the company to repurchase up to 300,000 shares of its common stock. The press release relating to this matter is included in this filing as Exhibit 99.



Exhibit 99
Press Release Dated December 3, 2001



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED FINANCIAL HOLDINGS, INC.

Date:     December 3, 2001                By:    /s/ Neil W. Savage
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                                         Neil W. Savage
                                         President and Chief Executive Officer